UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On March 5, 2025, MongoDB, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended January 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.
The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.
On March 5, 2025, the Company announced a stock repurchase program of up to $200 million of the Company's outstanding shares of common stock. Repurchases of the Company's common stock may be made from time to time, either through open market transactions or in privately negotiated transactions. The timing of the repurchases will depend on certain factors, including but not limited to, market conditions and prices and management’s discretion. The repurchases may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The Company is not obligated to purchase any dollar amount or particular number of shares.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated March 5, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: March 5, 2025	By:	/s/ Dev Ittycheria
Name: Dev Ittycheria Title: President and Chief Executive Officer